SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report:    March 2, 2001

              Date of Earliest Event Reported:  February 23, 2001


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)


                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On February 23, 2001, Registrant issued a press release announcing that the sale of its Cargo Furniture unit to Fort Worth, Texas-based retailer Pier 1 Imports, Inc. was completed. The Company also announced that James D. Allen had resigned as President and Chief Operating Officer of the Registrant and that Sheldon Stein had resigned from the Registrant's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               Exhibit
               Number                     Description
               -------   ------------------------------------------------------
                99       On February 23, 2001, Registrant issued a press release
                         announcing that the sale of its Cargo Furniture unit to Fort Worth-based Pier 1 Imports Inc. was completed.
                         The Company also announced that James D. Allen had resigned as President and Chief Operating Officer of the Registrant and that Sheldon Stein had resigned from the Registrant's Board of Directors.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  March 2, 2001                      By:/s/ Michael J. Walsh
                                             ----------------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  March 2, 2001                      By:/s/ Leo Taylor
                                             ----------------------------------
                                             Leo Taylor, Senior Vice
                                             President of Finance
                                             (Principal Finance Officer)